UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)(Zip Code)

Cara Owen

Boulder Growth & Income Fund, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 623-2577

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2019 - May 31, 2020

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER FUNDS

SEMI-ANNUAL REPORT

May 31, 2020 | NYSE: BIF

Distribution Policy
May 31, 2020

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. Subsequently, on November 10, 2016 the Board announced an increase in the monthly distribution to $0.034 per share. On November 8, 2018, the Fund announced a change in frequency of distributions made under the Fund’s managed distribution program from monthly to quarterly. The Fund’s quarterly distribution is $0.102 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.bouldercef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 877-373-6374.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-373-6374 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Performance Overview	2
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Additional Information	28
Board Approvals of Investment Advisory and Sub-Advisory Agreements	30
Summary of Dividend Reinvestment Plan	33

Semi-Annual Report | May 31, 2020	1

Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

Semi-Annual Update:

The Boulder Growth & Income Fund, Inc. (the “Fund”) incurred a loss of -12.3% on net assets in the six-month period ended May 31, 2020 (the “period”). This performance lagged the S&P 500 Index which lost -2.1%, the Dow Jones Industrial Average (“DJIA”) which lost -8.4%, and the NASDAQ Composite which returned 10.2% during the same period. The Fund did outperform the Morningstar Large Value Fund Category benchmark which lost -14.9% during the same period. More detail on various holding period returns can be found in the table below.

On a market price basis, the Fund incurred a loss of -13.2% for the period lagging the Fund’s return performance on a net asset value (“NAV”) basis of -12.3%. The underperformance of the market price was due to a widening of the discount of the Fund’s share price relative to its NAV (the “discount”) over the period. At the beginning of the period the discount was -15.9% and at the end of the period the discount was -16.7%.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	-4.3%	-12.3%	-4.7%	4.6%	5.6%	9.8%	7.5%
BIF (Market)	-4.1%	-13.2%	-4.2%	4.8%	6.2%	9.8%	6.3%
S&P 500 Index†	3.6%	-2.1%	11.4%	10.2%	9.8%	13.1%	7.8%
DJIA††	0.5%	-8.4%	3.4%	9.0%	9.7%	12.4%	8.0%
NASDAQ Composite†††	11.1%	10.2%	26.8%	16.5%	14.7%	16.9%	10.3%
Morningstar Large Value Fund Category†††† (NAV)	-6.2%	-14.9%	-5.0%	1.4%	2.4%	9.1%	N/A

*	Annualized.
**

Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 11.2 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 4.6 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization
††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††	The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad-based Index.
††††

The Morningstar Large Value Fund Category is comprised of a group of closed-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com

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Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction resulting from taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. Returns of the Morningstar Large Value Fund Category benchmark include reinvested dividends, distributions, expenses, and/or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The largest contributors to performance during the period were Cisco Systems, Inc. (CSCO) contributing 0.69% and Johnson & Johnson (JNJ) contributing 0.18% to the total return on net assets. The largest detractors to performance during the period were Berkshire Hathaway, Inc. (BRK/A and BRK/B) detracting -5.76% and Wells Fargo & Co. (WFC) detracting -2.85% to the total return on net assets. During the period, the Fund reduced its position in Walmart, Inc. (WMT) and fully liquidated its positions in Heineken NV (HEIA), South Street Securities Holdings, Inc. and MidCountry Financial Corporation. During the period, the Fund purchased additional shares of American Express Co. (AXP), Cohen & Steers Infrastructure Fund, Inc. (UTF), Enterprise Product Partners LP (EPD), Travelers Cos., Inc. (TRV), and Yum! Brands, Inc. (YUM)

The Fund repurchased and retired 2,283,936 shares of its Common Stock during the period. The shares were repurchased at an average price of $9.16. Since the Fund’s Board of Directors reinstated the share repurchase program in August 2017, the Fund has repurchased and retired 5,704,683 shares at an average price of $10.06 per share.

The following table shows the top ten holdings in the Fund as of May 31, 2020:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	34.2%
Cash and Short-Term Investments	SAMXX, SALXX, and Treasuries	14.7%
JPMorgan Chase & Co	JPM	8.5%
Cisco Systems, Inc.	CSCO	7.4%
Yum! Brands, Inc.	YUM	6.6%
Cohen & Steers Infrastructure Fund, Inc.	UTF	4.1%
Caterpillar, Inc.	CAT	4.1%
Wal-Mart, Inc	WMT	3.6%
Wells Fargo & Co.	WFC	3.2%
Pfizer, Inc.	PFE	2.6%

We appreciate your continued support of the Fund.

Sincerely,

Stewart Horejsi	Joel Looney
Portfolio Manager	Portfolio Manager

Semi-Annual Report | May 31, 2020	3

Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

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Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

The table below is a summary of the dividends paid for the six months ended May 31, 2020.

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
1/31/20	$13.46	$11.42	$0.102
4/30/20	11.47	9.66	0.102

*	Please refer to page 32 for classifications of dividends for the six months ended May 31, 2020.

INVESTMENTS AS A % OF TOTAL NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS

Semi-Annual Report | May 31, 2020	5

Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 85.27%
DOMESTIC COMMON STOCK 78.75%
Banks 3.22%
Wells Fargo & Co.	1,425,000	$37,719,750

Construction Machinery 4.05%
Caterpillar, Inc.	395,000	47,451,350

Diversified 34.20%
Berkshire Hathaway, Inc., Class A*(a)	1,114	310,404,960
Berkshire Hathaway, Inc., Class B*(a)	485,000	90,006,300
		400,411,260
Diversified Financial Services 10.25%
American Express Co.	210,000	19,964,700
JPMorgan Chase & Co.	1,028,000	100,034,680
		119,999,380
Healthcare Products & Services 2.28%
Johnson & Johnson	179,100	26,641,125

Insurance 2.01%
Travelers Cos., Inc.	220,000	23,535,600

Pharmaceuticals 2.61%
Pfizer, Inc.	800,000	30,552,000

Real Estate Investment Trusts (REITs) 1.14%
Ventas, Inc.	383,200	13,392,840

Retail 10.13%
Walmart, Inc.	335,000	41,560,100
Yum! Brands, Inc.	858,000	76,988,340
		118,548,440
Technology, Hardware & Equipment 7.44%
Cisco Systems, Inc.	1,822,200	87,137,604

Telecommunications 1.42%
Verizon Communications, Inc.	289,000	16,582,820

TOTAL DOMESTIC COMMON STOCK
(Cost $363,904,065)		921,972,169

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Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
FOREIGN COMMON STOCK 1.27%
Beverages 1.27%
Heineken Holding NV	180,000	$14,805,852

TOTAL FOREIGN COMMON STOCK
(Cost $4,874,276)		14,805,852

CLOSED-END FUND 4.09%
Cohen & Steers Infrastructure Fund, Inc.	2,114,058	47,883,414

TOTAL CLOSED-END FUND
(Cost $20,950,413)		47,883,414

LIMITED PARTNERSHIPS 1.11%
Enterprise Products Partners LP	676,800	12,926,880

TOTAL LIMITED PARTNERSHIPS
(Cost $13,073,238)		12,926,880

HEDGE FUND 0.05%
Ithan Creek Partners L.P.*(b)		604,403

TOTAL HEDGE FUND
(Cost $259,608)		604,403

TOTAL LONG TERM INVESTMENTS
(Cost $403,061,600)		998,192,718

Semi-Annual Report | May 31, 2020	7

Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2020 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 14.68%
U.S. Treasury Obligations 6.91%
United States Treasury Bills(c)
0.029%, 06/25/2020	$9,000,000	$8,999,325
0.121%, 07/02/2020	9,000,000	8,999,031
0.104%, 07/09/2020	9,000,000	8,998,717
0.054%, 07/16/2020	9,000,000	8,998,495
0.084%, 07/23/2020	9,000,000	8,998,261
0.090%, 07/30/2020	9,000,000	8,998,046
0.103%, 08/06/2020	9,000,000	8,997,814
0.086%, 08/13/2020	9,000,000	8,997,696
0.119%, 08/20/2020	9,000,000	8,997,125

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $80,989,226)		80,984,510

Money Market Funds 7.77%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 0.000%	45,914,442	45,914,442
State Street Institutional U.S. Government Money Market Fund, Investor Class, 7-Day Yield - 0.054%	45,000,000	45,000,000

TOTAL MONEY MARKET FUNDS
(Cost $90,914,442)		90,914,442

TOTAL SHORT TERM INVESTMENTS
(Cost $171,903,668)		171,898,952

TOTAL INVESTMENTS 99.95%
(Cost $574,965,268)		1,170,091,670

OTHER ASSETS AND LIABILITIES, NET 0.05%		618,947

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,170,710,617

*	Non-income producing security.
(a)	For additional information on portfolio concentration, see Note 2.
(b)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 10 and 11).
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2020 (Unaudited)

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Applicable to Common Stockholders

United States	98.68%
Netherlands	1.27%
Other Assets and Liabilities	0.05%
Total Net Assets	100.00%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	9

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

May 31, 2020 (Unaudited)

ASSETS:
Total Investments at Value
(Cost $574,965,268)	$1,170,091,670
Cash	330,770
Dividends and interest receivable	1,921,042
Prepaid expenses and other assets	77,021
Total Assets	1,172,420,503

LIABILITIES:
Investment advisory fees payable (Note 4)	901,696
Payable for repurchase of fund shares	416,153
Administration fees payable (Note 4)	209,054
Printing fees payable	71,404
Custody fees payable	36,119
Legal fees payable	27,123
Audit and tax fees payable	23,501
Directors' fees and expenses payable (Note 4)	12,736
Accrued expenses and other payables	12,100
Total Liabilities	1,709,886
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,170,710,617

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$1,003,921
Paid-in capital in excess of par value of common stock	563,942,430
Total distributable earnings	605,764,266
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,170,710,617

Net Asset Value, $1,170,710,617/100,392,134 common stock outstanding	$11.66

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Operations

For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $31,741)	$11,668,804
Interest and other income	1,004,752
Total Investment Income	12,673,556

EXPENSES:
Investment advisory fees (Note 4)	6,035,527
Administration fees (Note 4)	651,593
Directors' fees and expenses (Note 4)	126,907
Printing fees	65,878
Legal fees	45,975
Custody fees	35,951
Insurance expense	31,453
Audit and tax fees	23,501
Transfer agency fees	18,146
Other	67,830
Total Expenses	7,102,761
Net Investment Income	5,570,795

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	21,621,162
Written options	162,470
Foreign currency related transactions	(26,009)
Net realized gain	21,757,623
Net change in unrealized appreciation/depreciation on:
Investments	(207,486,023)
Foreign currency related translations	4,271
Net change in unrealized appreciation/depreciation	(207,481,752)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(185,724,129)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(180,153,334)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	11

Statements of
Boulder Growth & Income Fund, Inc.	Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$5,570,795	$7,319,011
Net realized gain on investments and foreign currency transactions	21,757,623	29,987,167
Long-term capital gain distributions from other investment companies	–	2,539,630
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(207,481,752)	19,281,415
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(180,153,334)	59,127,223

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(20,774,273)	(39,336,600)
From tax return of capital	–	(2,988,825)
Total Distributions: Common Stockholders	(20,774,273)	(42,325,425)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(20,914,944)	(31,801,183)
Net Decrease in Net Assets from Capital Share Transactions	(20,914,944)	(31,801,183)

Net Decrease in Net Assets Applicable to Common Stock	(221,842,551)	(14,999,385)

TOTAL NET ASSETS:
Beginning of period	1,392,553,168	1,407,552,553
End of period	$1,170,710,617	$1,392,553,168

See Accompanying Notes to Financial Statements.

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Page Intentionally Left Blank

Boulder Growth & Income Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value -End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000's)
Number of Common Shares Outstanding, End of Period (000's)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015

$13.56		$13.32	$12.79	$10.87		$9.93	$11.32

0.05		0.07	0.09	0.04		0.08	0.05
(1.79)		0.52	0.80	2.28		1.35	(1.12)
(1.74)		0.59	0.89	2.32		1.43	(1.07)

(0.20)		(0.08)	(0.06)	(0.10)		(0.33)	(0.03)
–		(0.30)	(0.21)	(0.29)		(0.16)	(0.29)
–		(0.03)	(0.10)	(0.01)		–	–
(0.20)		(0.41)	(0.37)	(0.40)		(0.49)	(0.32)

0.04		0.06	0.01	(0.00	)(b)	–	–
0.04		0.06	0.01	(0.00	)(b)	–	–
(1.90)		0.24	0.53	1.92		0.94	(1.39)
$11.66		$13.56	$13.32	$12.79		$10.87	$9.93
$9.71		$11.41	$11.09	$10.77		$8.65	$7.78
(12.31%)		5.60%	7.78%	22.69%		16.38%	(9.04%)
(13.22%)		6.72%	6.57%	29.83%		18.21%	(10.95%)

1.12	%(e)	1.11%	1.22%	1.40%		1.43%	1.48%
1.12	%(e)	1.11%	1.22%	1.40%		1.43%	1.50%
N/A		N/A	1.21%	1.33%		1.37%	N/A (f)
0.88	%(e)	0.54%	0.71%	0.36%		0.84%	0.42%
0.88	%(e)	0.54%	0.71%	0.36%		0.84%	0.40%

2%		2%	1%	1%		9%	12%
$1,170,711		$1,392,553	$1,407,553	$1,356,457		$1,153,095	$1,053,399
100,392		102,676	105,657	106,015		106,097	106,097

N/A		N/A	N/A	$50,028		$50,028	$50,000
N/A		N/A	N/A	$28,114		$24,049	$22,068

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	15

Boulder Growth & Income Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.005 per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Closed-End Fund on the Portfolio of Investments).
(e)	Annualized.
(f)	Interest expense was incurred but was not presented separately in previously issued financial statements.

See Accompanying Notes to Financial Statements.

16	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | May 31, 2020	17

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments

Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$921,972,169	$–	$–	$921,972,169
Foreign Common Stock	14,805,852	–	–	14,805,852
Closed-End Fund	47,883,414	–	–	47,883,414
Limited Partnerships	12,926,880	–	–	12,926,880
Hedge Fund**	N/A	N/A	N/A	604,403
U.S. Treasury Obligations	–	80,984,510	–	80,984,510
Money Market Funds	90,914,442	–	–	90,914,442
TOTAL	$1,088,502,757	$80,984,510	$–	$1,170,091,670

*	For detailed descriptions and other security classifications, see the accompanying Portfolio of Investments.

**	In accordance with GAAP, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Semi-Annual Report | May 31, 2020	19

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund, Inc.	Domestic Common Stock
Balance as of November 30, 2019	$3,302,551
Accrued discount/premium	–
Realized gain/(loss)	(4,080,847)
Change in unrealized appreciation/(depreciation)	3,851,949
Purchases	–
Sales Proceeds	(3,073,653)
Transfer into Level 3	–
Transfer out of Level 3	–
Balance as of May 31, 2020	$–
Net change in unrealized appreciation/(depreciation) to Level 3 investments held at May 31, 2020	$–

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six-month period ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | May 31, 2020	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

For the six-month period ended May 31, 2020, the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Gain/(Loss) on Derivatives
Equity Contracts (written options)	Net realized gain on written options	$162,470	$–
Total		$162,470	$–

The average notional value of written option contracts for the Fund was $1,719,500 during the six-month period ended May 31, 2020.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“ALPS”) serves as the Fund’s investment adviser pursuant to the advisory agreement. The Fund pays ALPS an annual rate of 0.95% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”). Rocky Mountain Advisers, LLC (“RMA”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and ALPS. ALPS pays RMA an annual fee of 0.8125% based on the Fund’s average monthly Net Assets.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. RMA is considered an “affiliated person”, as that term is defined in the 1940 Act, of the Fund.

ALPS Fund Services, Inc. (“AFS”), an affiliate of ALPS, serves as the Fund’s sole administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, AFS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. The fees paid to AFS are calculated based on the Net Assets of the Fund.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of ALPS, RMA or AFS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of ALPS, RMA or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings. AFS provides the Fund with a chief compliance officer (“CCO”) and has waived any fees it would be entitled to receive for such services during the period that ALPS serves as investment adviser to the Fund.

Semi-Annual Report | May 31, 2020	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the six-month period ended May 31, 2020 were $22,565,382 and $42,856,355 respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2020, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

24	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

Market Distribution Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause a Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2020, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 45.21% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and is a portfolio manager of the Fund.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six-months ended May 31, 2020, the Fund repurchased 2,283,936 shares of Common Stock at a total purchase amount of $20,914,944. For the year ended November 30, 2019, the Fund repurchased 2,981,322 shares of Common Stock at a total purchase amount of $31,801,183.

Semi-Annual Report | May 31, 2020	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

The character of distributions paid on a tax basis during the year ending November 30, 2019 is as follows:

Distributions Paid From:
Ordinary Income	$8,307,068
Long-Term Capital Gain	31,029,532
Tax Return of Capital	2,988,825
$42,325,425

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at May 31, 2020, were as follows:

Cost of investments for income tax purposes	$564,908,151
Gross appreciation on investments (excess of value over tax cost)	$625,910,238
Gross depreciation on investments (excess of tax cost over value)	(20,726,719)
Net unrealized appreciation on investments	$605,183,519

NOTE 10. RESTRICTED SECURITIES

As of May 31, 2020, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of May 31, 2020, were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2020	Value as Percentage of Net Assets Applicable to Common Stockholders May 31, 2020
Ithan Creek Partners L.P.	6/2/08	$259,608	$604,403	0.05%
		$259,608	$604,403	0.05%

26	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2020 (Unaudited)

NOTE 11. INVESTMENT IN A HEDGE FUND

As of May 31, 2020, the Fund holds a residual interest in Ithan Creek Partners L.P. (“Hedge Fund”). As of June 30, 2014, the Fund notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets” and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the reorganization on March 20, 2015, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Semi-Annual Report | May 31, 2020	27

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2020 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s N-PORT reports are available (i) on the Fund’s website at www.bouldercef.com; or (ii) on the SEC’s website at www.sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.bouldercef.com, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.bouldercef.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

28	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2020 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended May 31, 2020				% Breakdown of the Total Cumulative Distributions for the fiscal period ended May 31, 2020
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.04212	$0.07608	$0.08580	$0.20400	20.60%	36.98%	42.42%	100.00%

Semi-Annual Report | May 31, 2020	29

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2020 (Unaudited)

The Board of Directors (the “Board”), including the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Independent Directors”), at a meeting held on May 7, 2020 (the “Meeting”) approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between ALPS Advisors, Inc. (“AAI”) and the Fund, and (ii) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between AAI and Rocky Mountain Advisers, LLC (“RMA”) with respect to the Fund.

On April 16, 2020 (the “April Meeting,” and together with the Meeting, the “Meetings”), the Board met in advance of the Meeting to evaluate information furnished by AAI and RMA in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreement (collectively, the “Agreements” or each, an “Agreement”). The Independent Directors also considered additional information provided in response to their requests made following the April Meeting. At the Meetings and throughout the process of considering the Agreements, the Independent Directors were advised by their independent legal counsel.

In approving the continuation of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.

Nature, Extent, and Quality of Services: In examining the nature, extent and quality of the investment advisory services provided by AAI, the Directors considered the qualifications, experience and capability of AAI’ management and other personnel. The Directors considered, among other matters, the process by which AAI performs oversight of the Fund, including due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of RMA. The Board noted AAI’s continued growth and strength in the investment, compliance and oversight areas. The Board noted that AAI had seen recent turnover in its management, but noted the strength of the personnel assuming management roles. The Board acknowledged the addition of certain individuals to AAI’s team had provided the Fund with excellent support in managing the Fund’s operations.

With respect to the nature, extent and quality of the services provided by RMA, the Directors considered the extent of care and conscientiousness with which RMA performed its duties, as well as the investment management process it used in managing the assets of the Fund, including the experience and capability of RMA’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Directors considered the fact that Messrs. Stewart R. Horejsi and Joel Looney have each been a long standing portfolio manager of the Fund. The Directors noted the strong partnership between AAI and RMA and the synergies gained by the Fund through this partnership and also recognized RMA’s continued commitment to the Fund.

30	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2020 (Unaudited)

Based on the totality of the information considered, the Directors agreed that the Fund had already, and was likely to continue to benefit from the nature, extent and quality of AAI’s and RMA’s services based on their respective experience, operations and resources and strong track record in their roles as the Fund’s adviser and sub-adviser, respectively.

Investment Performance of the Fund: The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in a peer group comparison report from FUSE, an independent research firm that, among other services, provides assistance to investment companies in connection with the advisory agreement approval process. The Board considered the Fund’s net asset value total return relative to the average returns for a group of Peer Group Funds determined to be most similar to the Fund by FUSE. The Board also considered the Fund’s strong performance across the recent market volatility. After considering all of the information provided, the Board agreed that the Fund’s performance supported the renewal of the Agreements with AAI and RMA.

Fees and Expenses: The Board considered the fees payable under the Agreements and reviewed the information compiled by FUSE comparing the Fund’s management fees and expense ratio to other funds in the Peer Group, as well as comparisons to fees paid by other funds advised by AAI and RMA. In evaluating the costs of the services to be provided, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board recalled that in connection with the reorganization of the Fund’s structure under AAI, the Fund’s advisory fee rate was reduced from 1.00% to its current 0.95% rate. The Directors noted that other efforts from AAI and RMA had helped the Fund’s expense ratio fall significantly over recent periods. The Board noted the Fund’s advisory fee rate was near the average rate charged by the Peer Group funds, while its expense ratio was the lowest of any Peer Group fund. The Directors considered that the fee paid to RMA was paid out of the fees paid to AAI and that no separate fee for sub-advisory services was charged to the Fund. The Directors further considered AAI’s belief that the compensation payable to RMA was reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund. The Board reviewed the fees charged by AAI in providing similar advisory services to other registered investment companies, noting that in some cases the fees charged by AAI were the same, or lower than, the fees charged to the Fund. It was noted, however, that with respect to the Fund, the portion of the advisory fee retained by AAI after payment of RMA’s fee was lower than any other closed-end fund advised by AAI.

Profitability and Economies of Scale: In reviewing the profitability information provided by each of AAI and RMA, the Directors considered whether the firms had realized (or would be expected to realize) economies of scale related to their work with the Fund such that such economies should be shared with the Fund’s stockholders. The Board acknowledged that each firm’s work with the Fund was profitable, but noted that such profitability was not unreasonable as a percentage of revenue received and was reasonable for the services provided.

Semi-Annual Report | May 31, 2020	31

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2020 (Unaudited)

With respect to whether assets had already risen, or would be expected to increase, to a level such that economies of scale might be realized by AAI and RMA, the Board considered the each firm’s view that the Fund’s closed-end structure limited the likelihood of significant future increases in the Fund’s asset levels which would reach the point where the imposition of breakpoints in the management fees would be appropriate.

Indirect Benefits: The Board considered any ancillary or indirect benefits that could accrue to AAI or RMA as a result of their relationships with the Fund. The Directors considered details related to services that ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, provides to the Fund: ALPS served as the Fund’s sole administrator. The Board reviewed the fees paid to ALPS, noting the fact that the profitability analysis was inclusive of the fees paid to ALPS. The Board also considered that RMA did not expect to receive any such ancillary benefits beyond reputational benefits related to its role with the Fund. The Board concluded that the benefits accruing to AAI and RMA by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by AAI and RMA, the Board concluded that the level of fees to be paid to each of AAI and RMA was reasonable.

Conclusion: Having requested and received such information from each of AAI and RMA as the Board believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, unanimously concluded that renewal of the Agreements was in the best interests of the Fund and its stockholders.

32	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2020 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Semi-Annual Report | May 31, 2020	33

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2020 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

34	www.bouldercef.com

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
INVESTMENT ADVISER	ALPS Advisors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203
SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401
ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Ave, Suite 800 Cleveland, OH 44115
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

www.bouldercef.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/19 - 12/31/19	-	N/A	-	N/A
1/1/20 - 1/31/20	-	N/A	-	N/A
2/1/20 - 2/28/20	76,133	$ 12.41	76,133	N/A
3/1/20 - 3/31/20	914,102	10.82	914,102	N/A
4/1/20 - 4/30/20	751,004	11.06	751,004	N/A
5/1/20 - 5/31/20	542,697	11.05	542,697	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 5, 2020

By (Signature and Title)		/s/ Kathryn Burns
Kathryn Burns, Treasurer
(Principal Financial Officer)

Date:	August 5, 2020